AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
OCTOBER 31, 1997
    SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT FILE NO.
811-825
-----------------------------------------------------------------
--------------------
-------------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 52
AND/OR
[x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940
AMENDMENT NO. 22
[x]
(CHECK APPROPRIATE BOX OR BOXES)

--------------------
AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
110 16th Street, Suite 1400
Denver, Colorado 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303)
626-0600

Robert Brody
110 16th Street, Suite 1400
Denver, CO 80202
(Name and Address of Agent for Service)
-------------------
Approximate Date of Proposed Public Offering: as soon as
practicable after the
effective date of the Registration Statement
-------------------
It is proposed that this filing will become effective (check appropriate box)

          [_]  immediately upon filing pursuant to paragraph (b)
          [X]  on (October 31, 1997) pursuant to paragraph (b)
          [_]  60 days after filing pursuant to paragraph (a) (1)
          [_]  on (date) Pursuant to paragraph (a) (1)
          [_]  75 days after filing pursuant to paragraph (a) (2)
          [_]  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
          [_] this post-effective amendment designates a new effective
               Date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a) (1) under the Investment Company Act of
1940, the Fund has
registered an indefinite number or amount of its securities under the Securities Act of
1933. The Fund filed its Rule 24f-2 notice for the fiscal year ended July 31, 1997 on
September 26, 1997.

AMERICAN GROWTH FUND, INC.110 Sixteenth Street, Suite 1400, Denver,
Co
80202
(303) 626-0600
PROSPECTUS
October 31, 1997
     AMERICAN GROWTH FUND, INC. is a professionally managed diversified investment fund which primarily invests in common stocks and securities convertible into common stock with the objectives of capital growth and, secondarily, current income. In pursuing the Fund's objectives, the Fund's Adviser intends to take a conservative approach to investments, balancing the preservation of capital against potential gains.
     This Fund offers four classes of shares, each with a different combination of sales charges, distribution and service fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See 'Purchase of Shares.'
     Shares may be purchased directly from American Growth Fund Sponsors, Inc. (the
'Distributor'), 110 Sixteenth Street, Suite 1400, Denver, CO 80202,
(303) 626-0600, or
from securities dealers which have entered into dealer agreements with the Distributor.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before making an investment in the Fund. This
Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Fund dated October 31, 1997 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is incorporated by reference into this Prospectus.
AMERICAN GROWTH FUND SPONSORS, INC.
110 Sixteenth Street, Suite 1400, Denver, Co 80202
303-626-0600
800-525-2406

FEE TABLE

                         CLASS A        CLASS B        CLASS C
CLASS D
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)..5.75%None   None      5.75%
Sales Load Imposed on Dividend ReinvestmentNoneNoneNoneNone
Deferred Load (as a percentage of original purchase
  price or redemption proceeds, whichever is lower)None(b)5.0%
during the first   1% for one year
None(b)
                                         2 years, 4% for the
                                        next 2 years, decreasing
                                        1% annually thereafter to
                                        0.0% the seventh year(a)
Exchange
Fee...........................................NoneNoneNoneNone
ANNUAL FUND OPERATING EXPENSES (AS
A PERCENTAGE OF AVERAGE NET ASSETS)(a):
Investment Advisory
Fees.............................................0.80%0.80%0.80%

     0.80%
Distribution and Service
Fees.......................................0.30%1.00%1.00%
     None
Other
Expenses.........................................................
 .....0.66%0.66%0.70%
     0.75%
Total Fund Operating
Expenses....................................1.76%2.46%2.50%
     1.55%

(a)  Class B shares convert to Class A shares automatically
approximately seven     years after initial purchase. See 'Purchase
     of Shares--Deferred Sales Charge     Alternatives--Class B and
Class C Shares'.
(b)  Purchases of Class A and Class D shares in amounts of
$1,000,000 or more     which are not subject to an initial sales
     charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.

                         1 Year    3 Years   5 Years   10 Years
EXAMPLE:
An investor would pay the following expenses on a $1,000 investment including the maximum $57.50 initial sales
charge (Class A and Class D sharesonly) and assuming (1) the Total
Fund Operating Expenses for each class set
forth above; (2) a 5% annual return throughout the periods and (3)
redemption at the end of the period:
          Class A        $74       $110      $147      $253
          Class B        $75       $117      $141      $254*
          Class C        $35       $ 78      $133      $284
          Class D        $72       $104      $137      $231
An investor would pay the following expenses on the same $1,000 investment
assuming no redemption at the end of the period:
          Class A        $74       $110      $147      $253
          Class B        $25       $ 77      $131      $254*
          Class C        $25       $ 78      $133      $284
          Class D        $72       $104      $137      $231

* Assumes conversion to Class A shares approximately seven years after purchase.
     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the 'Commission') regulations. Class A, Class B and Class C shareholders who own their shares for an extended period of time may pay more in total charges than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the 'NASD'). See 'Purchase of Shares' and 'Redemption of Shares'.

                     FINANCIAL HIGHLIGHTS
     The following tables present selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information, for each of the two years ended July 31, 1997 has been audited by
KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended July 31, 1997 is included in the Statement of Additional Information. This information for each of the eight years ended July 31, 1995 has been audited by the Fund's previous independent auditors.

                    Class D
                    Year Ended July 31,
Per Share Operating Data199719961995199419931992199119901989
1988
Net Asset Value,
Beginning of Period......$ 8.85 $ 8.75$ 9.34$ 9.39 $ 8.50$ 8.02$
7.59$ 7.46$ 6.71
$9.62
Income(loss) from
 investment operations:
Net investment income....     .175      .035     .21     .03
 .11
 .10       .16       .17       .38     .24
Net realized and unrealized
 gain (loss)...............   2.82      .39     .88   1.00    1.51

 .94       .53       .26       .71(1.72)
Total income (loss) from
 Investment Operations.....   2.99      .42   1.09   1.03    1.62

1.04      .69       .43     1.09(1.48)
Dividends and distributions
 to shareholders:
Dividends from net
 investment income .......   (.12)6     (.12)6       (.12)   (.05)
          (.08)     (.06)
(.26)    (.30)     (.34)   (.16)
Distributions from net
 realized gain............   (.39)     (.20) (1.56) (1.03)
(.65)     (.50)      --
-     (1.27)
Total dividends and
 distributions to
 shareholders.............   (.51)     (.32) (1.68) (1.08)
(.73)      (.56)
(.26)     (.30)    (.34)(1.43)
Net Asset Value,
 End of Period...........$11.33   $8.85 $8.75 $9.34   $9.39   $8.50

$8.02   $7.59    $7.46 $6.71
Total Return1..............35.1%    4.8% 15.2%11.1%  20.2%  13.6%

9.6%     5.7%  17.0%(14.4)%
Ratios/Supplemental Data:
Net assets, end of period
 (in
thousands)...........$115,106$100,130$90,538$68,209$62,180$55,501
$55,710$58,574$63,935
$64,248
Ratios to average net
 assets:
Net investment income
 (loss)................... 1.71%  0.47% 1.91% 0.35%  0.59% 1.14%
2.02%
2.01%  5.15%   3.17%
Expenses2................. 1.55%  1.63% 1.45% 1.34%  1.44%1 .46%
1.33%   1.33%    1.32%   1.29%
Portfolio Turnover
 Rate3....................106.2%163.1%173.0% 87.2%  48.8%
39.8%135.5%   92.3%
60.9%241.7%
Average Brokerage
 Commission Rate4.....$0.0578$0.0561--- -    -    -    -    -

1    Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2    Beginning of fiscal 1996, the expense ratio reflects the
effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.
3    The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market
value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1997, aggregated $132,035,122 and $85,312,030, respectively.
4    Total brokerage commissions paid on applicable purchases and sales of investment securities for the period divided by
the total number of related shares purchased and sold.
5    Net investment income per share is based upon relative daily net asset values.
6    Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

FINANCIAL HIGHLIGHTS
                    Class A             Class B        Class C

Period Ended July 31,

Per Share Operating Data:199719961      1997 19961     1997
19961
Net Asset Value,
Beginning of Period......$8.84$9.21$8.80$9.21     $8.81$9.21
Income(loss) from
 investment operations:
Net investment income....    .147-7  .075(.01)5      .075-7
Net realized and unrealized
 gain (loss)...............  2.83(.37)2.79(.40)    2.79(.40)
Total income (loss) from
 Investment Operations..... 2.97(.37)2.86(.41)     2.86(.40)
Dividends and distributions
 to shareholders:
Dividends from net
 investment income .......(.12)8-  (.09)8-        (.09)8-
Distributions from net
 realized gain............(.39)-        (.39)-         (.39)
-
Total dividends and
 distributions to
 shareholders.............(.51)    -         (.48)-
(.48)-
Net Asset Value,
 End of Period............$11.30  $8.84$11.18   $8.80$11.19
$8.81
Total Return2.............34.6%(4.0)%33.5%  (4.5)%33.6%   (4.3)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...........$10,536$3,838$10,962 $3,417$3,023   $367
Ratios to average net
 assets:
Net investment income
 (loss)...................1.28%0.13%60.49%  (0.52)%60.55%
(0.63)%6
Expenses3.................1.76%2.06%62.46%    2.81%62.50%
2.97%6
Portfolio Turnover
 Rate4...................106.2%163.1%106.2% 163.1%106.2%  163.1%
Average Brokerage
 Commission Rate5........$0.0578$0.0561 $0.0578 $0.0561$0.0578
$0.0561

1    For the period March 1, 1996 (inception of offering) to July
31, 1996.
2    Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or
inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
3    Beginning in fiscal 1996, the expense ratio reflects the
effect of expenses paid indirectly by the Fund.
Prior year expenses have not been adjusted.
4    The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of
the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1997, aggregated $132,035,122 and $85,312,030, respectively.
5    Total brokerage commissions paid on applicable purchases and sales of investment securities for the
period divided by the total number of related shares purchased and sold.
6    Annualized
7    Net investment income per share is based upon relative daily net asset values.
8    Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
INVESTMENT OBJECTIVES AND POLICIES
     American Growth Fund, Inc., an open-end diversified investment company, is a
Maryland corporation organized July 16, 1958.
     The primary investment objective of the Fund is growth of capital. Income, while a factor in portfolio selection, is secondary to the Fund's principal objective. These investment objectives can be changed by a vote of the board of directors without a vote of the Fund's shareholders, which could cause the Fund to have an investment objective different from that deemed appropriate by the shareholder at the time of investment. The
Fund will notify shareholders of any change in investment objectives at least 30 days in advance of such change. There can be no assurance that the Fund will attain its investment objectives.
     In attempting to achieve its investment objective, the Fund will under normal conditions invest at least 65% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter.
Investment Research Corporation, the Fund's investment adviser (the Adviser) will choose common stocks (or convertible securities) that the Adviser believes have potential for capital appreciation because of existing or anticipated economic conditions or because of other factors, including that the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody's Investors Service or Standard & Poor's
Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, will be of comparable quality in the opinion of the Adviser.
     In pursuing the Fund's objectives, the Adviser intends to take a conservative approach to investment, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the Fund's assets in corporate bonds, debentures or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser),
United States Government securities, repurchase agreements whereby the underlying security is issued by the United States Government or an agency thereof, or retain funds in cash or cash equivalents. There are market risks in all investments in securities, and the value of the Fund's securities, and consequently the Fund's share price, will fluctuate.
     A repurchase agreement is a contract where the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The
Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be held by the Fund's Custodian, either physically or in a book-entry account.
     The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's board of directors. The Fund's Adviser monitors the creditworthiness of such parties under the directors' general supervision. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy code, the law regarding the rights of the Fund is unsettled. As a result, under these extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.
     The Statement of Additional Information contains a discussion of other investment policies and a list of specific investment restrictions which govern the Fund's investment policies. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets. Accordingly, the
Fund will not borrow for leverage purposes. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed
10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund cannot invest more than 5% of its assets in securities of issuers that have been in operation less than three years, and, in any event, these investments are limited to utility or pipeline companies. These and the other specific investment restrictions listed in the Statement of Additional Information can be changed only by approval by a majority of the outstanding shares as defined by the Investment
Company Act of 1940.
     As a 'diversified company' the Fund must meet the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

MANAGEMENT OF THE FUND
     The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries.
     Since the organization of the Fund in 1958, its investment adviser has been
Investment Research Corporation, 110 Sixteenth Street, Suite 1400, Denver, Colorado
80202-4418, a registered investment adviser. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser. Mr. Brody, as President of the Fund, has primary responsibility for the selection of the Fund's investments and the day-to-day management of the Fund's portfolio. Mr. Brody has acted in this capacity with respect to the Fund since 1958. The Adviser provides investment advice and recommendations concerning the purchases and sales of the Fund's portfolio of securities, furnishes such statistical and analytical information as the Fund may reasonably require, and provides certain administrative and clerical services.
     Pursuant to its agreement with the Adviser, the Fund pays an annual advisory fee based upon a percentage of the Fund's average net assets, subject to reduction if the
Fund's expenses exceed specified levels. For the year ended July 31, 1997, this fee amounted to 0.80% of the Fund's average net assets on each of the four classes. The
Advisory fee paid by the Fund is higher than that paid by most other investment companies. The Fund's aggregate expenses for the same period amounted to 1.55% of the
Fund's average net assets of the Class D shares, 1.76% for Class A, 2.46% for Class B and 2.50% for Class C.
BROKERAGE
     The Fund does not have any agreement or arrangement to use any particular broker for portfolio transactions. The Fund is authorized to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the Investment Company Act of 1940, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the fund as established by its Board of
Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund has a policy of considering sales of Fund shares in selecting brokers for portfolio transactions provided that the Fund's experience with such brokers indicates that they are capable of providing best execution. The Fund's portfolio turnover rate in fiscal years 1997 and 1996 was 106.2% and 163.1%, respectively. High portfolio turnover
(over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income.
PURCHASE OF SHARES
     The Fund's underwriter is American Growth Fund Sponsors, Inc., (the Distributor),
110 Sixteenth Street, Suite 1400, Denver, Colorado 80202-4418. Robert Brody, president and a director of the Fund, is also president and a director of the Distributor.
     The Fund offers its shares continuously to the public at their net asset values next computed after receipt of the order to purchase plus any applicable sales charges as described below. Shares can be purchased through the Distributor or through broker-dealers with whom the Distributor has sales agreements. Purchase orders received and properly time-stamped by dealers and received by the Fund's Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close of the New York Stock Exchange ('NYSE') on that day. Orders received after such times will be confirmed at the public offering price determined as of the close of the NYSE on the next business day. A business day is any day the NYSE is open for trading. All purchases made by check should be in U.S. dollars and made payable to the American Growth Fund, or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted.
     The Fund issues four classes of shares, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given such investor's individual circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives while shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund, with the investment thereafter being subject to a CDSC and higher distribution fees.
     In selecting a purchase alternative, an investor should consider, among other things, (1) the length of time you expect to hold your investment,
(2) the amount of any
applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted below, (3) whether you qualify for any reduction or waiver of any applicable sales charge; (4) the fact that Class B shares automatically convert to Class

A shares approximately seven years after purchase (see 'Conversion Feature--Class B shares' below).
     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.
     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to an initial sales charge of 5.75% and Class B shares are subject to a CDSC of 5% which declines to zero over a 7-year period.
     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class A or Class B shares over Class C shares since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.
     If you qualify for a reduced sales charge on Class A shares but do not qualify to purchase Class D shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.
     If you qualify to purchase Class D shares, it will be more advantageous to purchase Class D shares instead of Class A shares (which, unlike Class D shares, have a
0.30% distribution fee), and may be more advantageous for you to purchase Class D shares over either Class B or Class C shares depending on whether you are eligible for reduced sales charges and how long you intend to hold your investment.
     If you do not qualify for a reduced sales charge on Class A or Class D shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and more than one year for Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge (plus, for Class A shares, cumulative annual distribution-related fees on Class A shares). This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.
     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the class. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
     Commencing June 20, 1995 and ending September 30, 2005, the Distributor will offer a long term sales incentive promotion in which non-cash concessions in the form of one or more all expenses paid promotional trips to resort locations will be awarded to participating broker dealers achieving certain cumulative sales levels in shares of the
Fund. Participation in the incentive programs is entirely optional on the part of the broker dealer. Copies of the incentive program rules which contain more complete information about the terms and condition of the programs, including qualifying levels and specific awards, may be obtained by investment representatives by contacting the Distributor.
     INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES.

Investors choosing the initial sales charge alternatives who are eligible to purchase Class
D shares should purchase Class D shares rather than Class A shares because there is a
Rule 12b-1 fee imposed on Class A shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

SALES CHARGES PAID
               SALES CHARGES AS %TO DEALERS AS % OFSALES CHARGES AS
%
AMOUNT INVESTEDOF OFFERING PRICEOFFERING PRICEOF AMOUNT INVESTED
Less than $50,000..............................5.75%
5.00%6.10%
$50,000 but less than $100,000.........4.50             3.754.71
$100,000 but less than $250,000.......3.50             2.753.63
$250,000 but less than $500,000.......2.50             2.00 2.56
$500,000 but less than $1,000,000....2.00             1.602.04
$1,000,000 and over..........................0.00*
0.000.00

* Purchases of Class A and Class D in amounts of $1,000,000 or more, which are not subject to an initial sales charge generally will be subject to a CDSC of 1% of amounts reduced within the first year of purchase.
     The above scale applies to aggregate purchases by an individual, a spouse and children under 21, a trustee or fiduciary of a single trust or fiduciary account, tax exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code, and employees' trusts, profit sharing and other employee benefit plans qualified under Section
401 of the Internal Revenue Code and 403(b) Plans, except for 401(k) and 403(b) Plans in which each 401(k) and 403(b) investor is considered separately for purposes of computing sales charges. Provided, however, that the term 'any person' shall not included a group of individuals whose funds are combined directly or indirectly, for the purchase of shares of the Fund jointly or through a trustee, agent, custodian or other representative, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals. From time to time the distributor may pay from the dealer concession an amount not to exceed the dealer concession to the Fund to reimburse the shareholder for any penalties they may incur while transferring assets from another retirement plan.
     From time to time the Distributor will pay all of the sales charge to dealers. In such instances, the dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. At its discretion, the Distributor may also make payments from its revenues to dealers that arrange purchases of Fund shares in invested amounts of $1,000,000 and over.
     The adviser will make payments to dealers in the amount of
0.25 of 1% per year
of the average daily net asset value of outstanding Class D shares acquired after April 1,
1994 through such dealers (including shares acquired through reinvestment of dividends and distributions on such shares). These payments are made by the Adviser and not by the Class D shareholders of the Fund.
     Eligible Class D Investors. Class D shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class D shares. Investors that owned Class D shares in a shareholder account, including participants in the American Growth Fund Distribution Plan, as of March 1, 1996, are entitled to purchase additional Class D shares in that account. Class D shares are also available for sale to the Fund's, the Adviser's and the Distributor's directors and officers and their spouses and family members, to certain institutional investors, including banks, corporations and accounts managed by specified types of fiduciaries, and to or for retirement plans for their employees or sold to employees of such dealers (and their spouses or for accounts for their minor children) that have sales agreements with the underwriter. Such persons must give written assurance that their purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase by the issuer. The Distributor reserves the right to ask for adequate documentation to ensure that shareholders are eligible for the above shares.
     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class
A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class D shares are offered at net asset value only to certain eligible Class D investors as set forth above under 'Eligible Class
D Investors'.
     The sales charge may vary with the amount of investment or the number of Class
A and/or Class D shares owned. The Fund makes available the following investment plans and options which may involve reduced sales charges: Right of Accumulation, Letter of
Intent, and Retirement Plans. The Fund also offers and Automatic Cash Withdrawal Plan, and Automatic Monthly Investment Plan, Individual Retirement Accounts, Simplified
Employee Pension, Money Purchase and Profit Sharing Pension Plans, and Teacher and
Non-Profit Employee Retirement Plans. Additional charges apply for some services or plans. For more information, including fees and expenses contact the Distributor or the Fund.
     Additional information concerning these reduced sales charges, including information regarding investments by Employer Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.
     Net Asset Value Purchases of Class A Shares. Class A shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations)('Processing Organizations') which have agreed with the Distributor to purchase and hold shares for their customers in a single account for which the Processing Organization is the shareholder of record. A
Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund's minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.
     Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.
     Class A shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a
American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.
     The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan
(including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.
     Contingent Deferred Sales Charges--Class A and Class D Shares.
Class A and
Class D shares which are sold in amounts of $1,000,000 at net asset value and are redeemed within one year of purchase may be subject to a 1.0% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class A or Class D CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class A or Class D CDSC will be assessed on shares derived from reinvestment of dividends or distributions.
     DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES. Investors choosing the deferred sales charge alternatives should consider Class
B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in the Fund.
     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a seven year CDSC, while Class C shares are subject to a one year
1.0% CDSC. On the other hand, approximately seven years after Class B shares are issued, such Class B shares, together with shares issued upon dividend and distribution reinvestment with respect to those shares, are automatically converted into Class A shares of the Fund and thereafter will be subject to lower continuing fees. See 'Conversion of
Class B Shares to Class A Shares' below. Both Class B and Class C shares are subject to a service fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under 'Distribution Plans'.
     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. The Distributor compensates broker, dealers and other financial consultants for selling Class B and Class
C shares at the time of purchase from its own funds. See 'Distribution Plans' below.
     Proceeds from the CDSC and the ongoing service and distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses related to providing distribution services to the Fund in connection with the sale of the Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately seven years after issuance,
Class B shares will convert automatically into Class A shares of the Fund, which are subject to a service fee and a lower distribution fee. The proceeds from the ongoing service fee are used to compensate the Distributor or dealers for providing continuing account maintenance activities.
     Imposition of the CDSC and the distribution and service fees on Class B and Class
C shares is limited by the NASD asset-based sales charge rule.
     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within seven years of purchase may be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the costs of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no
CDSC will be assessed on shares derived from reinvestment of dividends or distributions.

The following table sets forth the rates of the Class B CDSC:

                                   CLASS B CDSC AS A
PERCENTAGE OF
YEAR SINCE                         PAYMENT MADE OR OTHER
DOLLAR
PURCHASE                           AMOUNT SUBJECT TO CHARGE
0-2                                          5.00%
3-4                                          4.00
  5                                          3.00
  6                                          2.00
  7                                          1.00
     In determining whether a CDSC is applicable to a redemption, the calculation will
be determined in the manner that results in the lowest possible rate being charged.
Therefore, it will be assumed that the redemption is first of shares held for over seven
years or shares acquired pursuant to reinvestment of dividends or distributions and then
of shares held longest during the seven-year period. The charge will not be applied to
dollar amounts representing an increase in the net asset value since the time of purchase.
A transfer of shares from a shareholder's account to another account will be assumed to
be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share
(at a cost of $1,000) and in the third year after purchase, the net asset value per share is
$12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares
(proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share.
Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the third year after purchase).
     If a Class B share account is set up on an Automatic
Withdrawal Program, there
will be no CDSC on the amounts redeemed pursuant to the Automatic
Withdrawal
Program as long as the total annual amount withdrawn is less than 12% per year of the previous years' value or of the initial investment, whichever is greater.
     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC.
The charge will
be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or distributions.
     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.
     Conversion of Class B Shares to Class A Shares. After approximately seven years
(the 'Conversion Period'), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of net assets and are subject to distribution fee of 0.05%. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the 'Conversion Date') on the basis of the relative net asset values of the shares of the two classes on the
Conversion Date, without the imposition of any sales load, fee or other charge.
Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.
     In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class
B shares of the Fund held in the account on Conversion Date will be converted to Class
A shares of the Fund.
     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion
Date applicable to those
shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.
DISTRIBUTION PLANS
     The Fund has adopted separate distribution plans for the Class
A, Class B and
Class C shares pursuant to Rule 12b-1 under the Investment Company
Act (each a
'Distribution Plan') with respect to the service and distribution fees paid by the Fund to the Distributor with respect to such classes.
     The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund pays the Distributor a service fee relating to the shares of the applicable class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the class in order to compensate the Distributor (who in turn may compensate broker-dealers and other financial consultants) in connection with certain services provided to shareholders of the Class.
     The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the applicable class, accrued daily and paid quarterly, at the annual rate of 0.75% for Class B and Class
C shares and 0.05% for Class A shares respectively of the average daily net assets of the class. These payments are intended to compensate the Distributor for providing distribution services, and bearing certain distribution-related expenses of the Fund, including payments to broker-dealer and other financial consultants for selling shares of the respective classes of the Fund. The Distribution Plans relating to Class B and Class
C shares are designed to permit an investor to purchase Class B and Class C without the assessment of an initial sales charge and at the same time permit the distributor to compensate broker-dealers and other financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class
A and Class D shares
of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.
     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the
Distribution Plans.
REDEMPTION OF SHARES
     The Fund will redeem shares from a shareholder of record, (i) in the case of Class
A and Class D shares without any charge (unless such shares are subject to the 1% CDSC on purchases of $1 million or more redeemed within 1 year of purchase), (ii) in the case of Class B and Class C shares, subject to the applicable CDSC as described above under
'Deferred Sales Charge Alternative-Class B and Class C Shares'.
Payment generally will
be made within seven days after receipt of his written request for redemption and a stock power with signature guaranteed by an 'eligible guarantor institution' as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934
(including certain
banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations) and the deposit of any share certificates. If no certificates have been issued to the shareholder, redemption may be accomplished by submitting a written request for redemption with the shareholder's signature guaranteed if required as set forth below. Fiduciaries, corporations and other entities may also be required to furnish supporting documents. The Fund will waive the signature guarantee requirement if all of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The redemption price will be the net asset value next determined after the receipt of a request in proper form. Redemption of shares which were recently purchased may be delayed in order to permit a determination that the purchase check will be honored.
Such determination may
be accomplished by the passage of a reasonable period of time
(approximately 15 days)
or by written assurance to the Fund from the bank upon which the purchase check was drawn, which must be arranged by the shareholder requesting such redemption. An investor can avoid these potential delays by paying for shares by certified check or wire transfer. The proceeds from redemption may be more or less than the cost of the shares.
     The Fund will repurchase shares through broker-dealers with whom the Distributor has a sales agreement. The Fund will normally accept orders to repurchase shares by wire or telephone from such dealers for their customers at the net asset value (less any applicable CDSC) next computed after receipt of the order by the dealer, provided that the request for repurchase is transmitted promptly to the Distributor by the dealer. Dealers have the responsibility of submitting such repurchase requests to the Distributor promptly in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. Certain securities firms may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the
Fund, however, may redeem shares as set forth above.
     As a condition to the purchase of shares of the Fund, the purchaser agrees that the
Fund may, but is not required to, involuntarily redeem after written notice the holdings of a shareholder the aggregate net asset value of which is less than $250 due to redemptions. The notice will fix a date not less than 30 days after the date on which it is mailed, and the shares will be redeemed at net asset value as of the close of business on that date, unless before then the investor purchases at least sufficient additional shares to bring aggregate net asset value of his holdings up to $250. A check for the proceeds of redemption, which may be less or more than the purchase price of the shares, will be mailed to the investor at the address of record.
     REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES.
Shareholders
who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.
The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

EXCHANGE PRIVILEGE
     The Distributor has arranged for shares of the portfolios of Cash Account Trust, a no-load diversified open-end money market mutual fund (the 'Money
Market Fund'),
to be available in exchange for shares of Class A and Class D of the Fund. Shares of the
Money Market fund so acquired, plus any shares of the Money Market fund acquired through reinvestment of dividends and distributions, may be re-exchanged for Class A or
Class D shares of the Fund, as applicable, without a sales charge.
The Money Market
Fund is separately managed from the Fund and is not affiliated with the Fund. The
Underwriter receives a fee from Kemper Financial Services, the administrator of the
Money Market Fund, of 0.06 of 1% per year of the average daily net asset value of shares of the Money Market Fund established under this program. For further information concerning the exchange privilege, and a copy of the prospectus of the Money Market
Fund, contact the Distributor. The exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund, which is managed by an investment adviser that is not affiliated with the Fund's Adviser.
Shareholders should read
the prospectus of the Money Market Fund before entering into the exchange privilege.
DIVIDENDS AND DISTRIBUTIONS
     The Fund's policy is to declare income dividends and capital gains distributions to its shareholders in December and to pay them in January of each calendar year unless the board of directors of the Fund determines that it is to the shareholders' benefit to make distributions on a different basis.
     Unless the shareholder at his option on notice to the Fund previously requests payments in cash, income dividends and capital gains distributions will be reinvested in
Fund shares, of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.
AUTOMATED INVESTMENT PLAN
     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges to such investor's regular bank account. Contact the Distributor for further details concerning this plan.

TAXES
     The Fund is qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code, as amended ('the Code').
As long as it is so
qualified, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain distributed to its shareholders.
A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the
Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 rather than the date on which the distributions are received. In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things,
(I) derive at least 90%
of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities, and (ii) derive less than 30% of its gross income from the sales or other disposition of stock, securities or certain financial instruments held for less than three months.
     For U.S. federal income tax purposes, dividends of net ordinary income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. The Fund expects to derive a portion of its gross income (exclusive of capital gains) from dividends of other companies, and, therefore, a portion of the Fund's dividends or distributions will qualify for the 70% deduction for dividends-received for corporations.
Distributions of net
realized long-term capital gains, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as long-term capital gains, irrespective of the length of time the shareholder has held his Fund shares.
     A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan.
Distributions from such
plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.
     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class
B shares converted, and
the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     The Fund is required to backup withhold U.S. federal income tax at the rate of
31% of all taxable distributions (including redemption payments) payable to a shareholder who fails to provide the Fund with its correct taxpayer identification number and certify that such number is correct, or payable to a shareholder who has been notified by the
Internal Revenue Service that it is subject to backup withholding.
     Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional
Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.
PERFORMANCE DATA
     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B,
Class C and Class D shares in accordance with formulas specified by the Commission.
     The average annual total returns are a percentage expressed in terms of the average annual compounded rate of return of a hypothetical investment of $10,000 in the Fund over periods of 1, 5, and 10 years. The return will reflect the deduction for the sales charge imposed upon an initial investment in the Fund and the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid. If such charges were excluded from the total return figures, the total return figures would be greater than depicted.
     In addition to the standardized calculation of annual total return, the Fund may use other methods of calculating its performance. These calculations may be expressed in terms of the cumulative total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to 1, 5, and 10 years up to the life of the Fund and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $10,000 in the
Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account and may include deduction for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

     Performance information for the Fund may be compared in
reports and
promotional literature to: (i) Standard & Poor's 500 Index (the S
& P 500), Dow Jones
Industrial Average or other unmanaged indices so that investors may compare the Fund's
results with those of a group of unmanaged securities widely regarded by investors as
representative of the securities markets in general; (ii) other groups of mutual funds
monitored by Lipper Analytical Services, a widely used independent research firm which
ranks mutual funds by overall performance, investment objectives, and assets or monitored
by other services, companies, publications, or persons who rank mutual funds on an
overall performance or other criteria; and (iii) the Consumer Price
Index (a measure of
inflation) to assess the effect of inflation on the return of an investment. There are no
administrative and management costs, expenses or sales commissions associated with
unmanaged indices, and therefore, such expenses are not reflected in the return; however,
the return does reflect reinvestment of dividends.
     Performance information for the Fund reflects only the
performance of a
hypothetical investment in the Fund during the particular time period on which the
calculations are based. All performance information is based on historical results and may
not be indicative of future results. Performance information should be considered in light
of the Fund's investment objectives and policies, characteristics and quality of the
portfolio and the market conditions during the given time period and should not be
considered as a representation of what may be achieved in the future. The Statement of
Additional Information further describes the methods used to calculate annual total return.
     Set forth below is a discussion of the specific factors,
including relevant market
conditions and the investment strategies and techniques pursued by the Adviser, that
materially affected the Fund's performance during the fiscal year ended July 31, 1997.
The discussion was provided by the Adviser.
     The Fund's holdings in two major industries during the twelve months ended July
31, 1997, Oilfield Services and Commercial Bank, increased 31% and
51% respectively.
The Fund's portfolio within the Aerospace industry had another outstanding year
increasing by 32.9%. The Standard & Poors 500 index increased 49.1%
during the twelve
months ended July 31, 1997. Three new industries to the Fund during the past year also
contributed in particular to the Fund's performance: Steel (11.5%),
Paper & Forest
(19.2%), Computer & Peripherals (19.8%).
     Set forth below is a graph comparing the Fund's performance
(Class D shares) as
of the end of the ten most recently completed fiscal years, to the performance of the S&P
500

 and the Consumer Price Index for the same periods.
     Comparison of Change in Value of $10,000 Investment in the Fund for Class D shares, the S&P 500 and the Consumer Price Index: Average annual total returns at maximum offering price for the one year ending 7/31/97, 26.9%
28.5%, 28.6% and 27.3%
for Class A, Class B, Class C and Class D,  respectively.

Consumer Price Index  American Growth Fund Class D   S & P 500

07/87               10,000                     9,425
     10,000
07/88          10,413                     8,068
8,823
07/89          10,936                     9,439
11,639
07/90          11,464                     9,977
12,397
07/91          11,808                   10,935
13,978
07/92          12,186                   12,422
15,765
07/93          12,527                   14,931
17,142
07/94          12,840                   16,589
18,026
07/95          13,174                   19,110
22,733
07/96          13,556                   20,028
25,884
07/97          13,854                   27,057
35,079



Consumer Price Index  American Growth Fund Class A   S & P 500
03/96          10,000                     9,425
10,000
07/96          -                     9,048             -
07/97          10,220                   12,179
14,065


Consumer Price Index  American Growth Fund Class B   S & P 500
03/96          10,000                   10,000
10,000
07/96          -                     9,550             -
07/97          10,220                   12,249
14,065







Consumer Price Index  American Growth Fund Class C   S & P 500
03/96          10,000                   10,000
10,000
07/96          -                     9,570             -
07/97          10,220                   12,786
14,065


         CALCULATION OF NET ASSET VALUE; GENERAL INFORMATION
     Net asset value is determined as of the close of business on the NYSE each day the NYSE is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. The NYSE is closed on most customary national business holidays.
The following table sets forth the Fund's average annualized total returns at maximum offering price for the one, five, ten and fifteen year periods ended July 31, 1997 for the Fund's Class D shares. Returns for the Fund's Class A, Class
B and Class C shares are for the one year ended July 31, 1997, and period since inception on March 1, 1996.

                            Class D
RELEVANT   AVERAGE ANNUALIZED
    PERIOD         TOTAL RETURN         Class A   Class B
Class C
-----------------------------------------------------------------
--------------
 1 year         27.3%    One year        21.9%     27.7%
27.8%
 5 year        15.5%     since
10 year        10.5%     inception
15 year        13.1%

      Past performance is not predictive of future performance. See 'Performance Information' in the Statement of Additional Information for a discussion of the method of calculating total return and for a description of the S & P 500 and the Consumer Price Index.

     In determining net asset value, securities traded on the NYSE or other stock exchange approved for this purpose by the board of directors will be calculated on the basis of the closing sale thereof on such stock exchange, or if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or are not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

     The per share net asset value of Class D shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and service and higher transfer agency fees applicable with respect to Class A, Class B and Class C shares. Moreover, the per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the account maintenance, distribution and service, and higher transfer agency fees applicable with respect to Class B and Class C shares. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class A, Class B and Class C shares bear certain expenses related to the shareholder servicing, bear certain expenses related to the distribution of such shares, and the Class B shares convert to Class A shares approximate seven years after purchase. Each class has exclusive voting rights with respect to matters relating to shareholder servicing and distribution expenditures, as applicable, except that Class B shares are entitled to vote on certain matters relating to the Class A Distribution Plan. See 'Purchase of Shares'. The Directors of the Fund may classify and reclassify shares of the Fund into additional classes of shares at a future date.

     The Articles of Incorporation of the Fund do not require that the Fund hold an annual meeting of shareholders.
However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by majority of the Directors.

ADVISER

 Investment Research Corporation
 Administrative Offices & Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202


 DISTRIBUTOR

American Growth Fund Sponsors, Inc.
Administrative Offices & Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202


TRANSFER AGENT

Boston Financial Data Services, Inc.
Administrative Offices:
Two Heritage Drive
North Quincy, Massachusetts 02172


INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
707 17th Street, Suite 2300
Denver, Colorado 80202


CUSTODIAN

State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts 02171

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

-----------------------------------------------------------------
TABLE OF CONTENTS

                                                         PAGE
Fee
Table............................................................
 .................................................................
 .................2
Financial
Highlights.......................................................
 .................................................................
 .....3
Investment Objectives and
Policies.........................................................
 .............................................5
Management of the
Fund.............................................................
 .........................................................6
Brokerage........................................................
 .................................................................
 .....................7
Purchases of
Shares...........................................................
 .................................................................
 ...7
Initial Sales Charge
Alternatives--Class A and Class D
Shares...........................................................
 .................................9
Deferred Sales Charges
Alternatives--Class B and Class C
Shares...........................................................
 .................................11
Distribution
Plans............................................................
 .................................................................
 ....13
Redemption of
Shares...........................................................
 ...............................................................14
Reinstatement Privilege--Class A and Class D
Shares...........................................................
 .................................................................
 .......................15
Exchange
Privilege........................................................
 .................................................................
 ......15
Dividends and
Distributions....................................................
 .............................................................15
Automated Investment
Plan.............................................................
 ....................................................15
Taxes............................................................
 .................................................................
 .......................16
Performance
data.............................................................
 .................................................................
 ....17
Calculation of Net Asset Value; General
Information......................................................
 ....................20

PROSPECTUS
October 31, 1997

DISTRIBUTOR
AMERICAN GROWTH FUND
SPONSORS, INC.
110 SIXTEENTH STREET, SUITE 1400
DENVER, CO 80202
(800) 525-2406

                 AMERICAN GROWTH FUND, INC.

     110 16th Street, Suite 1400, Denver, Colorado 80202
                        303-626-0600

             STATEMENT OF ADDITIONAL INFORMATION

                      October 31, 1997

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of
American Growth Fund, Inc. (the "Fund") dated October 1, 1997. A copy of the
Prospectus may be obtained by writing American Growth Fund
Sponsors, Inc. (the
"Distributor"), 110 16th Street, Suite 1400, Denver, Colorado
80202.

             AMERICAN GROWTH FUND SPONSORS, INC.
    110 16th Street, Suite 1400, Denver, Colorado, 80202
                        303-626-0600
                        800-525-2406

                      TABLE OF CONTENTS
ADDITIONAL INVESTMENT INFORMATION. . . . . . . . . . .
 . . . . . .B-2
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . .
 . . . . . .B-3
INVESTMENT ADVISORY AGREEMENT. . . . . . . . . . . . .
 . . . . . .B-5
DISTRIBUTION OF SHARES . . . . . . . . . . . . . . . .
 . . . . . .B-5
AUTOMATIC CASH WITHDRAWAL PLAN . . . . . . . . . . . .
 . . . . .  B-8
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .
 . . . . . .B-9
DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . .
 . . . . . .B-9
CUSTODIAN AND INDEPENDENT ACCOUNTANTS. . . . . . . . .
 . . . . . B-10
BROKERAGE. . . . . . . . . . . . . . . . . . . . . . .
 . . . . . B-10
CALCULATION OF NET ASSET VALUE . . . . . . . . . . . .
 . . . . . B-11
DIVIDENDS, DISTRIBUTIONS AN TAXES. . . . . . . . . . .
 . . . . . B-12
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . .
 . . . . . B-14
REPORT OF INDEPENDENT AUDITORS . . . . . . . . . . . .
 . . . . . B-18
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . .
 . . . . . B-19

           ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in the Fund's Prospectus under the heading
"Objectives and Investment Policy."
     The Fund is subject to certain restrictions on its investment policies, including the following:

     1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

     2. Not more than 5% of the value of the assets of the Fund may be invested in securities of any one issuer other than securities issued by the United States government.

     3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

     4. The Fund cannot act as an underwriter of securities of other issuers.

     5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

     6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

     7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the
Fund), or except when such
purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase Securities of other investment companies, the Fund's shareholders may incur additional management and distribution fees.

     8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

     9. The Fund cannot invest in companies for the purpose of exercising management or control.

     10. The Fund cannot deal in real estate, commodities or commodity contracts.

     11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classification based, where applicable, on Bridge Information Systems,
Reuters, the S&P Stock Guide published by Standard & Poor's, the O'Neil Database published by
William O'Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody's
International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable disretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

     12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

     The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

     When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S.
Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

                MANAGEMENT OF THE FUND

     The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries. The following information about the directors, officers and advisors of the Fund includes their principal occupations for the past five years:

                         POSITION(S) HELD    PRINCIPAL
OCCUPATIONS
NAME, ADDRESS AND AGE    WITH FUND           DURING PAST 5
YEARS

Robert Brody* (72)       President, Director See below for
affiliations
110 Sixteenth Street, Suite 1400             with Adviser and
Distributor
Denver, Colorado

Michael J. Baum, Jr. (80)     Director
Investor in securities and
1321 Bannock St.                             real estate; engaged
in
Denver, Colorado                             mortgage financing;.
president                                              of
Baum Securities, M & N
          Investment Company and First
                    Ave. Corp. all of which are real
                              estate investment companies.

Eddie R. Bush (58)       Director                 Certified
Public Accountant
1400 W. 122nd Ave.
Suite 220
Westminster, Colorado

Don S. Strauss (73)      Director                 Retired
President of
56 S. Glencoe St.                            Majestic Industries,
Inc.,
Denver, Colorado                             a manufacturer of
janitorial supplies

Harold Rosen (70)        Director                 Owner of
Bi-Rite Furniture
#1 Middle Road                               Stores.
Englewood, CO

Timothy E. Taggart (44)  Treasurer           Principal financial
and
110 Sixteenth Street, Suite 1400             accounting officer.

Denver, Colorado                             Employee of Adviser
since 1983.
                                             See below for
affiliation with Distributor.



                    POSITION(S) HELD         PRINCIPAL
OCCUPATIONS
NAME, ADDRESS AND AGEWITH FUND               DURING PAST 5
YEARS

D. Leann Baird (50)  Secretary               Employee of Adviser
since
110 Sixteenth Street, Suite 1400             1977. See below for
Denver, CO                                   affiliations with
Adviser and
                                             Distributor

William D. Farr (87)Advisory Board Member    President and
Director
 P.O. Box 878                                of Farr Farms
Company,
Greeley, Colorado                            Chairman of the
Board of Northern Colorado
     Water Conservancy, Past President of the
                                             National Cattlemen's
Association, Board
Member of Greeley Water Board.

Frank J. Johns (95) Advisory Board Member    Retired President
of Denver
111 Emerson Street                           Dry Goods Company
Denver, Colorado

  *Robert Brody is an "interested person" of the Fund as defined by the Investment Company Act of 1940.

     Robert Brody is the sole shareholder, president and a director of the Adviser. He is also president and a director of the Distributor. Timothy E. Taggart is a director and secretary of the Distributor and director of the Adviser. D. Leann Baird is secretary and director of the Adviser.

     All officers, directors and members of the Fund's advisory board in the aggregate (a total of 9) received total compensation of $10,000, from the Fund in fiscal year 1997. Directors of the Fund except Mr. Brody were compensated at the rate of $400 per meeting attended; Advisory
Board members were compensated at the rate of $200 per meeting attended.

     Out-of-town directors are also reimbursed for their travel expenses to meetings.

     During the year ended July 31,1997, Messrs. Baum, Bush,
Strauss and Rosen, the only
directors other than Mr. Brody serving during that year, were each paid the following compensation by the Fund:

                                   Aggregate Compensation Paid by
the
Fund
Name of Director                   During the Fiscal Year Ended
July
31, 1997.

Michael J. Baum, Jr.                    $2,000

Eddie R. Bush                           $2,200

Don S. Strauss                          $2,200

Harold Rosen                            $2,000

     In addition, for the fiscal year ended July 31, 1997, Messrs. Farr and Johns served as advisory board members and each received fees of $1,600 from the Fund.

     None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

     As of September 12, 1997, no person owned more than 5% of the Fund and all officers and directors as a group (a total of 7) owned directly 263,974 of its shares or 2.1% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned
280,134 shares or 2.3% of all shares outstanding.

     As of September 12, 1997, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately
$4,335,000 representing approximately 3.1% of the total net asset value of the Fund.

             INVESTMENT ADVISORY AGREEMENT

     Since the organization of the Fund in 1958, its investment adviser has been Investment
Research Corporation (the "Adviser"), 110 16th Street, Suite 1400, Denver, Colorado 80202.
Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser.

     Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund's average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund (subject to the limitations described below) are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the
Fund may reasonably require.

     The advisory agreement requires the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund's securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund's financial statements.
Currently the Fund's securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico.
State laws governing the limitation on expenses may change from time to time, and management of the Fund will comply with the most restrictive state law.

     Total advisory fees paid by the Fund to the Adviser in fiscal years 1995, 1996 and 1997 were $627,684, $866,681 and $978,027, resulting in management fees of 0.83%, 0.82% and
0.80% of average net assets. In fiscal years 1995, 1996 and 1997 there were no expense reimbursements made in connection with the most restrictive state limitations.

     The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days' notice and automatically terminates in the event of assignment.

                DISTRIBUTION OF SHARES

     The Fund's distributor is American Growth Fund Sponsors, Inc., 110 16th Street, Suite
1400, Denver, Colorado 80202, which continuously sells the Fund's shares to dealers and directly to investors. The offering of the Fund's shares is subject to withdrawal or cancellation at any time.
The Fund and the Distributor reserve the right to reject any order for any reason.

     The Fund offers four classes of shares at a par value $.01 per share. The shares are fully paid and non-assessable when issued. Each Class A, Class B, Class
C and Class D share of the
Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of ongoing service fees and distribution fees, Class B and Class C may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements, and Class B shares have a conversion feature. The fees that are imposed on Class A, Class B and Class C shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that Rule 12b-1 fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which Rule 12b-1 fees are paid, except that because Class B shares convert automatically to Class
A shares approximately seven
years after issuance, the Rule 12b-1 distribution plan for Class A shares is also subject to the right of Class B shareholders to vote with respect to it.

     The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements").
The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

     Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the National Association of Securities Dealers, Inc.
who have sales agreements with the Distributer. The Prospectus contains information concerning how the public offering price of the Fund's shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class A and Class D shares.
Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

     Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 1995, 1996 and 1997 were $953,868,
$1,214,039 and $156,121, respectively. The gross sales charges for the sale of Class A shares for the period ended July 31, 1997 was $313,777. For the fiscal years ended July 31, 1995 1996 and
1997, for the sale of Class D shares the Distributor retained $267,974, $245,360 and $92,772 respectively, as its portion of commissions paid by purchasers of the Fund's shares after allowing as concessions to other dealers $685,894, $968,679 and $63,349, respectively. For the period ended July 31, 1997, for the sale of Class A shares the Distributor retained $15,818 as its portion of commissions paid by purchases of the Fund's shares after allowing as concession to other dealers
$14,770. During the same periods no commissions were paid to the Distributor on sales and purchases of portfolio securities.

     The following sample calculation of the public offering price of one Class A and Class
D share of the Fund is based on the net asset value of one Class A and Class D share as of July
31, 1997 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

 Net asset value per share         Class D   Class A
Class B   Class C
  (Total net assets/
   Total shares outstanding)  $ 11.33   $11.30    $11.18
     $ 11.19
 Add selling commissions
  (5.75% of offering price)        0.69          0.69
  0.00         0.00
   Maximum offering price per share$ 12.02$11.99  $11.18
     $ 11.19

     Investment Plans. Investors have flexibility in the purchase of shares under the Fund's investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

     An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year's capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

     The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

     Investor's Right of Accumulation. For Class A and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of "any person" in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional
Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

     The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investor's holdings through a check of the Fund's records.

     Letter of Intent. For Class A and Class D shareholders any person (as defined under
"Calculation of Net Asset Value") may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the reduced sales charge applicable to the intended dollar amount noted on the application.
Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

     Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder's securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

     Deferred Sales Charges. As discussed in the Prospectus while Class B shares redeemed within seven years of purchase, Class C shares redeemed within one year or purchase, and certain purchases of Class A and Class D shares at net asset value and redeemed within one year of purchase, are each subject to a CDSC under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The CDSC charge is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.

     For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $11,306, with respect to redemptions of Class B shares, all of which was paid to the Distributor. For the fiscal year ended July 31, 1997 the Distributor received no CDSCs with respect to redemptions of Class
C shares.

     Additional Information - Sales of Fund Shares. Commencing June 30, 1995 and ending
September 30, 2005, the Distributor will offer a long-term sales incentive promotion in which non-cash concessions in the form of one or more all expenses paid promotional trips to resort locations will be awarded to participating broker-dealers achieving certain specified cumulative sales levels in shares of the fund. Participation in the incentive programs is entirely optional on the part of broker-dealers. Copies of the incentive program rules which contain more complete information about the terms and conditions of the programs, including qualifying levels and specific awards, may be obtained by investment representatives by contacting the Distributor.

     From time to time, the Distributor sponsors seminars for special interest groups in which matters of general interest to investors are discussed. As an inducement to attend such seminars, attendees may receive modest cash amounts (for example, $25, the opportunity to participate in a raffle, or both), but there is no obligation to make any investment in the Fund with any such amount given by the Distributor.

     In addition to the dealer discount, the Distributor may pay incentive compensation to qualifying dealers for their salesmen who sell a specified amount of Fund shares. Such compensation may take the form of payment of travel expenses, meals, and lodging for trips in or outside the United States; however, in no event does such additional compensation when aggregated with the dealer discount exceed the maximum sales charge. Dealers who receive bonuses or other incentives could be deemed "underwriters' under the Securities Act of 1933.

     From time to time the distributor may pay a finders fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

            AUTOMATIC CASH WITHDRAWAL PLAN

     The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the
Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter.
Proceeds from such transactions are generally mailed three business days following such transaction date.

     Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan.
Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

     Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

                   RETIREMENT PLANS

     The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund's retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Fund's retirement plan(s).

     INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model
Individual Retirement Account ("IRA") under Section 408(a) of the Code on IRS Form 5305-A.
A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An
IRA account may also be established in a tax-free "roll-over" transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

     The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund's retirement plan custodian.

     SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model
Simplified Employee Pension Plans ("SEPs") on IRS Form 5305-SEP and Salary Reduction
Simplified Employee Pension Plans ("SARSEPs") on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employee's own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

     TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

     PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS.
Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

                  DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution
Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment
Company Act (the "Independent Directors"), shall be committed to the discretion of the
Independent Directors then in office. In approving each Distribution Plan in accordance with Rule
12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution
Plan cannot be amended to increase materially the amount to be spent thereunder without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     For the fiscal year ended July 31, 1997, the Fund paid the Distributor $17,911 (based on average net assets relating to the Class A shares of approximately $10,536,000) pursuant to the
Class A Distribution Plan, $14,770 of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $3,141 was retained by the Distributor. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $67,390 (based on average net assets relating to the Class B shares of approximately
$10,963,000) pursuant to the Class B Distribution Plan, all of which was paid to other Broker-
Dealers for providing account maintenance and distribution-related services in connection with the
Class B shares. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $20,433
(based on average net assets relating to the Class C shares of approximately $13,023,000) pursuant to the class C Distribution Plan, all of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class C shares. At
July 31, 1997, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $10,692,000. At this net asset level, the annual fee payable pursuant to the Class B
Distribution Plan would aggregate approximately $14,765. At July 31, 1997, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $17,924. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $20,433.


         CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     All securities and cash of the Fund are held by its custodian, State Street Bank and Trust
Company, 225 Franklin Street, Boston, Massachusetts 02210. KPMG
Peat Marwick LLP, Certified
Public Accountants, 707 17th Street, Suite 2300 Denver, Colorado
80202, provides auditing and
tax services to the Fund.

                       BROKERAGE

     Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund's securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund's primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

     Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund's investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

     Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund's Adviser.

     The Fund may use "affiliated" brokers, as that term is defined in the Investment Company
Act, if in the Adviser's best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Advisor need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

     The Fund paid total brokerage commissions of $409,481, $462,481 and $306,385 in fiscal years 1995, 1996 and 1997, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $234,855 for the 1997 fiscal year to American Growth Fund Sponsors,the underwriter and an affiliate of the Fund this represents 76.7% of the total brokerage commissions paid. The aggregate dollar amount of transactions effected through American Growth Fund
Sponsors involving the payment of commissions represented 95.5% of the aggregate dollar amount of all transactions involving the payment of commissions during 1997.

     While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management's judgement economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 1995, 1996 and 1997 was 173.0%, 163.1% and
106.2%, respectively.

            CALCULATION OF NET ASSET VALUE

     The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The
New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

     In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

     The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund's net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined.
Adjustment for fractions will be
made to the nearest cent.

     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the service, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

          DIVIDENDS, DISTRIBUTIONS AND TAXES

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

     The per share dividends and distributions on Class A, Class B and Class C shares will be lower than the per share dividends and distributions on Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of the lower account maintenance fees applicable with respect to the Class A shares and a lower distribution fee. See "Calculation of Net Asset Value".

     Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income.
The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (I) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S.
federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities.
For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(2) at least 98% of its capital gains
in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

     Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. A portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received by corporations because the Fund's income will consist, in part, of dividends paid by U.S. corporations. Distributions of net capital gains
(which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to th shareholder's address of record, such shareholders distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares...No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     The foregoing is a general and abbreviated summary of the applicable provisions of the
Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The
Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                    PERFORMANCE DATA

     See the discussion of performance information in the Fund's prospectus under the heading,
"Performance Information." The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

     For the periods ended July 31, 1997, the average annual total returns at maximum offering price for the Class D shares of the Fund were 27.3% for 1 year, 15.5% for 5 years, 10.5% for 10 years and 13.1% for 15 years. For the year ended July 31, 1997 and period since inception on
March 1, 1996, the average annual total return for the Fund's Class A shares were 26.9% and
21.9%, Class B shares were 28.5% and 27.7%, and Class C shares were 33.6% and 27.8%, respectively.

     In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the
Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

     The performance figures described above may also be used to compare the performance of the Fund's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P
500 index represents about 80% of the market value of all issues traded on the NYSE.

     The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

     The Lipper Mutual Fund Performance Analysis and Mutual Fund
Indices measure total
return and average current yield
for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of
Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 1997. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Fund's currently effective prospectus. Class A, Class B and Class C shares are subject to additional distribution charges as outlines in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

                          Cumulative
                                cost of
                                 shares                  Accepted
                 Dividends  purchased           Acquired
   as
Purchased
          Total of          from           with  Total cost
   with      capital    through
             initialinvestmentinvestmentincludinginitialgains
reinvestment
Year& annual  income of incomereinvested  & annualdistributionsof income
Ended
EndedinvestmentsReinvesteddividendsdividendsinvestments(Cumulative)
(Cumulative)Value
08/01/58$ 1,000    -         -   $ 1,000    $1,000         --$1,000
07/31/592,000   $ 25      $ 25     2,025     2,129      $  0$
272,156
07/31/603,000     41        66     3,066     2,894        11652,970
07/31/614,000     85       151     4,151     4,611
801814,872
07/31/625,000     97       248     5,248     4,917
912415,249
07/31/636,000    123       371     6,371     6,817
2754267,518
07/31/647,000    125       496     7,496     9,427
46467210,563
07/31/658,000    147       643     8,643     9,790
1,15277811,720
07/31/669,000    202       845     9,845    10,740
2,21397713,930
07/31/6710,000   373     1,218    11,218    11,943
3,8661,42117,230
07/31/6811,000   353     1,571    12,571    14,033
4,2431,93420,210
07/31/6912,000   408     1,979    13,979    12,320
5,7171,91019,947
07/31/7013,000   410     2,389    15,659    10,520
5,2071,82217,549
07/31/7114,000   588     2,977    16,977    14,385
6,6642,97024,019
07/31/7215,000   682     3,659    18,659    16,069
7,0183,84126,928
07/31/7316,000   508     4,167    20,167    16,299
7,2594,16227,720
07/31/7417,000   782     4,949    21,949    14,041
6,3074,03424,382
07/31/7518,000 1,405     6,354    24,354    13,704
9,3305,11028,144
07/31/7619,000 1,171     7,525    26,525    16,777
10,7967,22734,800
07/31/7720,000 1,074     8,599    28,599    19,582
12,0089,20440,794
07/31/7821,000 1,017     9,616    30,616    23,726
13,98411,89449,604
07/31/7922,000 2,055    11,671    33,671    27,109
15,42915,43757,975
07/31/8023,000 2,931    14,602    37,602    37,937
22,53524,56285,034
07/31/8124,000 3,766    18,368    42,368    30,526
41,34922,50294,377
07/31/8225,000 4,235    22,603    47,603    27,829
39,47723,84691,152
07/31/8326,000 6,769    29,372    55,372    40,090
55,53542,431138,056
07/31/8427,000 5,657    35,029    62,029    35,136
58,36041,506135,002
07/31/8528,000 4,637    39,666    66,666    37,927
73,32248,927160,176
07/31/8629,000 7,330    46,996    75,996    41,252
77,92560,054179,231
07/31/8730,000 5,993    52,989    82,989    44,358
107,12470,083221,565
07/31/8831,000 3,685    56,674    87,674    31,884
105,87452,808190,566
07/31/8932,000 9,656    66,330    98,330    36,390
117,70769,793223,890
07/31/9033,000 9,004    75,334   108,334    37,969
119,75979,838237,566
07/31/9134,000 8,138    83,472   117,472    41,072
126,54393,645261,260
07/31/9235,000 1,955    85,427   120,397    44,484   151,776101,369
297,629
07/31/9336,000 2,801    88,288   124,228    50,094   193,448115,156
358,698
07/31/9437,000 1,910    90,138   127,138    50,782   232,061116,467
399,310
07/31/9538,000 5,130    95,268   133,268    48,526   297,125115,242
460,893
07/31/9639,000 6,321   101,589   140,589    50,035   311,128122,923
484,086
07/31/9740,000 6,564   108,153   148,153    65,012   424,387165,392
654,791

     The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

               With-
               drawn                         Value  Accepted
 Withdrawn      from                Cum-        of        as
      from Principal    Annual   ulative   remain-   Capital
investment       and     total     total       ing     Gains
Periodincome Capital     with-     with-  original   distri-Total
EndedDividends Gains     drawn     drawn    shares   butionsValue

07/31/59$ 244  $ 556     $ 800     $ 800  $ 11,453      $  0$
11,453
07/31/60212      588       800     1,600    10,025        5710,082
07/31/61283      517       800     2,400    12,213       29412,507
07/31/62243      557       800     3,200    10,085       31110,396
07/31/63237      563       800     4,000    11,477       70012,177
07/31/64199      601       800     4,800    13,666     1,07014,737
07/31/65201      599       800     5,600    12,252     2,00414,256
07/31/66241      559       800     6,400    11,739     3,29215,031
07/31/67393      407       800     7,200    11,592     5,09016,682
07/31/68336      464       800     8,000    12,250     5,58817,838
07/31/69355      445       800     8,800     9,546     6,53516,081
07/31/70325      475       800     9,600     6,970     5,69512,665
07/31/71417      383       800    10,400     8,524     7,28915,813
07/31/72441      359       800    11,200     8,625     7,67516,300
07/31/73300      500       800    12,000     7,753     7,67315,426
07/31/74427      373       800    12,800     5,906     6,43212,338
07/31/75696      104       800    13,600     5,210     7,66212,872
07/31/76526      274       800    14,400     5,753     8,86614,619
07/31/77443      357       800    15,200     6,034     9,86115,895
07/31/78391      409       800    16,000     6,585    11,48418,069
07/31/79740       60       800    16,800     7,207    12,67119,878
07/31/80800        0       800    17,600    10,117    17,80027,917
07/31/81800        0       800    18,400     8,175    21,67029,845
07/31/82800        0       800    19,200     7,691    20,05027,741
07/31/83800        0       800    20,000    12,625    28,20640,831
07/31/84800        0       800    20,800    11,585    27,30338,888
07/31/85800        0       800    21,600    12,811    32,15944,970
07/31/86800        0       800    22,400    15,019    34,17849,197
07/31/87800        0       800    23,200    16,776    42,86459,640
07/31/88800        0       800    24,000    12,006    38,24350,249
07/31/89800        0       800    24,800    15,375    42,51757,892
07/31/90800        0       800    25,600    17,109    43,25860,367
07/31/91800        0       800    26,400    19,569    45,70965,278
07/31/92486      314       800    27,200    20,438    52,83973,277
07/31/93687      113       800    28,000    22,514    64,69587,209
07/31/94463      337       800    28,800    22,086    73,96196,046
07/31/95800        0       800    29,600    21,316    88,412109,278
07/31/96800        0       800    30,400    22,293    91,941114,235
07/31/97800        0       800    31,200    29,491   123,845153,366

TOTAL$ 21,286$ 9,914  $ 30,400


     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based.
Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

Independent Auditors' Report

To The Board of Directors and Shareholders of American Growth Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of American Growth Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1995 were audited by other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.







Denver, Colorado
KPMG Peat Marwick LLP
August 29, 1997

This is what American Growth Fund has done for its investors* over the last 39 years.

$681,549** Total value on 07/31/97 with both dividends and capital gains reinvested.


Average Annual            thru                thru 07/31/97
Total Return**            07/31/97            without sales charge

1 year                    27.3%               35.1%
5 years                   15.5%               16.8%
10 years                  10.5%               11.1%
15 years                  11.0%               11.5%
39 years                  11.4%               11.6%

$10,000 investment on August 1, 1958

*A conservative, long-term growth mutual fund with income as a secondary objective.
** The figures in this brochure reflects the performance of the Fund's Class D shares. On 03/01/96, the fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.
Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one. Please read the prospectus carefully before investing.
In the thirty-eight years ended 06/30/97, the Fund's average annual total return was 10.7%, over fifteen years it was 12.3%, over ten years it was 9.7%, over five years it was 13.3%, over one year it was 8.2%.
The total return figures assume the maximum sales load (5.75%). The annual returns for the year ended
06/30/97 were: Class A; 7.8%, Class B; 8.6%, Class C; 12.6%. Annual returns assume a front end sales charge of 5.75% on Class A, a 5% contingent deferred sales charge for the first year on Class B, and a 1% contingent deferred sales charge for a period of one year or less on Class C. Class B and Class C performance without the contingent deferred sales charge during the first year would be 13.6% and 13.6%, respectively. In the thirty-eight years ended 06/30/97, the Fund's average annual total return calculated without a sales load was 10.9%, for fifteen years it was 12.8%, for ten years it was 10.3%, for five years it was 14.6%, and for the one year it was 14.8%.
Distributor: American Growth Fund Sponsors, Inc. 110 Sixteenth Street, Suite 1400, Denver, CO 80202.
To Our Investors





















Dear Shareholder:

As I write this message to you, our fund is up 35.10% for our fiscal year ended 7/31/97. Our Fund's portfolio has been positioned to take advantage of what we perceive to be opportunities in the forthcoming market. A large portion of your fund's investments have been placed in the oil field services, commercial bank and steel industries.

This may be a good time to remind our shareholders that we manage the Fund with two objectives in
mind.... to make money and not lose the money we've made. That's the way we have managed American
Growth Fund for over 39 years and plan to in the future.

Perhaps, all things considered, this might be an appropriate time to consider adding to your American
Growth Fund Account. Our toll free number is (800) 525-2406 or
(303) 626-0600. I invite your
comments, questions and suggestions. Please feel free to call or write me.

American Growth Fund wishes you A Good Future!



Sincerely,



Robert Brody
President & Shareholder
PAGE

How American Growth Fund Has Its Shareowners' Money Invested


                               STATEMENT OF INVESTMENTS
                                     July 31, 1997

            Market
Description of Security
Shares         Value
                                     COMMON STOCKS

                          Oilfield Services Industry   24.22%
    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Schlumberger Limited. . . . . . . . . . . . . . . . . . . . .
112,000          $ 8,554,000
  (The largest oilfield services company in the world; operates in two segments: oilfield services and
  measurement systems.)
Global Marine, Inc.*. . . . . . . . . . . . . . . . . . . . .
200,000     5,725,000
  (The largest provider of turnkey drilling services in oilfield services industry.)
ENSCO International, Inc.*. . . . . . . . . . . . . . . . . .
60,000     3,967,500
  (The 4th largest contract drilling services in the world.)
BJ Services Company*. . . . . . . . . . . . . . . . . . . . .
60,000     3,900,000
  (The 3rd largest oilfield services company in the world.)
Rowan Companies, Inc.*. . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . .100,000
3,287,500
  (Operates in three segments: drilling, manufacturing and
aircraft.)
Transocean Offshore, Inc. . . . . . . . . . . . . . . . . . .
40,000     3,267,500
  (Provides contract drilling services for offshore oil and gas wells.)
Helmerich & Payne, Inc. . . . . . . . . . . . . . . . . . . .
37,800     2,544,413
  (Explores and produces oil and natural gas and provides drilling services.)
Tidewater, Inc. . . . . . . . . . . . . . . . . . . . . . . .
40,000     2,020,000
  (The largest supplier of offshore transportation services for the worldwide offshore energy industry.)
Petroleum Geo-Services Asa*, ADR. . . . . . . . . . . . . . .
10,000       544,375
  (The ninth largest oilfield services company in the world;
creates images of the geology beneath the seabed.)
   33,810,288


                            Commercial Bank Industry 13.72%

City National Corp. . . . . . . . . . . . . . . . . . . . . .
200,000     5,750,000
  (Owns City National Bank, largest independent bank in southern
California.)
SouthTrust Corp.. . . . . . . . . . . . . . . . . . . . . . .
90,000     4,238,437
  (The 33rd largest bank in the U.S.)
J.P. Morgan & Company, Inc. . . . . . . . . . . . . . . . . .
30,000     3,476,250
  (One of the largest trust companies in the United States.)
Royal Bank of Canada. . . . . . . . . . . . . . . . . . . . .
70,000     3,364,375
  (Canada's largest bank.)
NationsBank Corp. . . . . . . . . . . . . . . . . . . . . . .
32,624     2,322,421
  (The 3rd largest bank in the United States.)
   19,151,483
*Non-income producing security.



            Market
Description of Security
Shares         Value


Steel Industry 13.07%

Bethlehem Steel*. . . . . . . . . . . . . . . . . . . . . . .
600,000   $ 6,750,000
  (The second largest United States integrated steel maker.)
USX-U.S. Steel Group. . . . . . . . . . . . . . . . . . . . .
175,000     6,398,438
  (The largest United States steel maker.)
Nucor Corporation . . . . . . . . . . . . . . . . . . . . . .
60,000     3,723,750
  (The second largest United States general steel maker.)
Inland Steel Industries, Inc. . . . . . . . . . . . . . . . .
60,000     1,376,250
  (The fifth largest steel producer in the United States.)
   18,248,438


                            Paper and Forest Industry 8.19%

International Paper Company . . . . . . . . . . . . . . . . .
105,000     5,880,000
  (One of the largest manufacturers of paper products in the world.)
James River Corp. . . . . . . . . . . . . . . . . . . . . . .
135,000     5,560,312
  (The second largest paper goods producer in the United States.)
   11,440,312

                         Computer & Peripherals Industry 8.06%

International Business Machines Corp. . . . . . . . . . . . .
60,000     6,345,000
  (The world's largest supplier of advanced information processing technology.)
Hewlett Packard Company . . . . . . . . . . . . . . . . . . .
70,000     4,904,375
  (A designer and manufacturer of precision electronic products.)
   11,249,375

                                 Thrift Industry 5.30%

Golden West Financial Corp. . . . . . . . . . . . . . . . . .
88,000     7,403,000
  (Third largest thrift in the United States.)


Aerospace/Defense Industry 5.22%

Boeing Company (The). . . . . . . . . . . . . . . . . . . . .
124,000     7,292,750
  (The leading manufacturer of commercial jet aircraft.)
*Non-income producing security.




            Market
Description of Security
Shares         Value
                              Retail Store Industry 4.31%

Sears, Roebuck and Company. . . . . . . . . . . . . . . . . .
95,000 $   6,014,687
  (World's second largest retailer.)


                          Electronic Equipment Industry 4.02%

General Electric Company. . . . . . . . . . . . . . . . . . .
80,000     5,615,000
  (One of the largest and most diversified industrial companies in the world.)


Machine Industry 4.01%

Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . . . .
100,000     5,600,000
  (The world's largest producer of earthmoving equipment.)


Chemical Industry 3.03%

Monsanto Co.. . . . . . . . . . . . . . . . . . . . . . . . .
85,000     4,234,063
  (Produces a variety of consumer products.)


Financial Services Industry 2.06%

Travelers Group, Inc. . . . . . . . . . . . . . . . . . . . .
40,000     2,877,500
  (The largest non-bank financial services company.)


Insurance Industry 1.41%

Equitable Companies, Inc. (The) . . . . . . . . . . . . . . .
50,000     1,968,750
  (Parent holding company of the Equitable Life Assurance Society of the United States.)


Recreation Industry 1.25%

Callaway Golf Company . . . . . . . . . . . . . . . . . . . .
50,000     1,750,000
  (The largest golf company in the United States; leading designer and manufacturer of golf clubs.)


            Market
Description of Security
Shares         Value



                           Building Materials Industry 1.23%

Ameron International Corporation. . . . . . . . . . . . . . .
30,000     1,710,000
  (The largest supplier of high-performance marine and offshore coatings in the United States. )



Total Investments, at Value (cost $104,773,998) . . . . . . .
99.10%  $138,365,646



Cash and Receivables, Less Liabilities. . . . . . . . . . . .
0.90%    $1,261,924



Net Assets. . . . . . . . . . . . . . . . . . . . . . . . . .
100%  $139,627,570













Financial Statements



                              AMERICAN GROWTH FUND, INC.
                  STATEMENT OF ASSETS AND LIABILITIES, JULY 31,
1997
    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ASSETS:
 Investments, at value (cost $104,773,998)-see accompanying
statement .   $138,365,646
 Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .     2,458,534
 Receivables:
   Shares of beneficial interest sold . . . . . . . . . . . . . .
 . . .       214,307
   Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .        76,100
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .      141,114,587

LIABILITIES:
 Investments purchased. . . . . . . . . . . . . . . . . . . . . .
 . . .
1,177,168
 Shares of beneficial interest redeemed . . . . . . . . . . . . .
 . . .
309,849
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .
 . . .     1,487,017

NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .   $ 139,627,570

COMPOSITION OF NET ASSETS:
 Paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . .
 . . .   $94,243,498
 Undistributed net investment income. . . . . . . . . . . . . . .
 . . .       577,421
 Accumulated net realized gain from investment transactions . . .
 . . .    11,215,003
 Net unrealized appreciation of investments . . . . . . . . . . .
 . . .
33,591,648
 Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .    $139,627,570

NET ASSET VALUE PER SHARE:
Class A Shares:
   Net asset value and redemption price per share (based on net assets
   of $10,535,504 and 932,476 shares of beneficial interest
outstanding)       $11.30
   Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price) . . . . . . . . . . . . . . . . . . .
 . . .        $11.99
Class B Shares:
   Net asset value, redemption price and offering price per share
(based
   on net assets of $10,962,496 and 980,130 shares of beneficial interest outstanding)$11.18
Class C Shares:
   Net asset value, redemption price and offering price per share
(based
   on net assets of $3,023,390 and 270,205 shares of beneficial interest outstanding)$11.19
Class D Shares:
   Net asset value and redemption price per share (based on net assets of
   $115,106,180 and 10,162,405 shares of beneficial interest
outstanding)      $11.33
   Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price) . . . . . . . . . . . . . . . . . . .
 . . .        $12.02

      Financial Statements


                             AMERICAN  GROWTH  FUND,  INC.
               STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31,
1997

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .
INVESTMENT INCOME:
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .    $2,129,649
   Dividends (net of $22,602 foreign withholding tax) . . . . . .
 . . .    1,382,014

 Total income . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .        3,511,663

EXPENSES:
   Investment advisory fees (Note 5). . . . . . . . . . . . . . .
 . . .      978,027
   Administration expenses (Note 5) . . . . . . . . . . . . . . .
 . . .      397,689
   Transfer agent, shareholder servicing and data processing fees
(Note 4)   254,313
   Custodian fees (Note 4). . . . . . . . . . . . . . . . . . . .
 . . .       92,817
   Professional fees. . . . . . . . . . . . . . . . . . . . . . .
 . . .       31,570
   Registration and filing fees:
        Class A . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .        2,928
        Class B . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .        2,686
        Class C . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .          869
        Class D . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       47,907
   Shareholder reports. . . . . . . . . . . . . . . . . . . . . .
 . . .       10,825
   Distribution and service fees:
        Class A . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       17,911
        Class B . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       67,390
        Class C . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       20,433
   Directors fees . . . . . . . . . . . . . . . . . . . . . . . .
 . . .        8,400
   Other expenses . . . . . . . . . . . . . . . . . . . . . . . .
 . . .            49,569
 Total expenses . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       1,983,334
   Less expenses paid indirectly (Note 4) . . . . . . . . . . . .
 . . .
(407,067)
 Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .       1,576,267

Net Investment Income . . . . . . . . . . . . . . . . . . . . . .
 . . .    1,935,396

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments . . . . . . . . . . . . . . .
 . . .      10,854,048
   Net change in unrealized appreciation or depreciation on
investments      24,155,373
   Net realized and unrealized gain . . . . . . . . . . . . . . .
 . . .      35,009,421

Net Increase in Net Assets Resulting From Operations. . . . . . .
 . . .    $36,944,817

PAGE

Financial Statements


                              AMERICAN GROWTH FUND, INC.
                          STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEARS ENDED JULY 31, 1997 AND 1996


                                                              1997
         1996
OPERATIONS:
 Net investment income. . . . . . . . . . . . . . . . .
$1,935,396     $      483,715
 Net realized gain. . . . . . . . . . . . . . . . . . .
10,854,048          7,083,415
 Net change in unrealized appreciation or depreciation.
24,155,373    (3,074,255)
   Net increase in net assets resulting from operations
36,944,817           4,492,875

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income:
 Class A. . . . . . . . . . . . . . . . . . . . . . . .
(78,116)              -
 Class B  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . .(60,893)-
 Class C  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . .(17,406)-
 Class D. . . . . . . . . . . . . . . . . . . . . . . .
(1,288,377)    (1,387,812)
 Distributions from net realized gain:
 Class A  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . .(253,876)-
 Class B  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . .(263,868)-
 Class C  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . .(75,426)-
 Class D. . . . . . . . . . . . . . . . . . . . . . . .
(4,187,225)    (2,312,575)

BENEFICIAL INTEREST TRANSACTIONS:
 Net increase (decrease) in net assets resulting from beneficial interest transactions(Note 2):
 Class A. . . . . . . . . . . . . . . . . . . . . . . .   4,705,260

     4,048,441
 Class B. . . . . . . . . . . . . . . . . . . . . . . .   5,694,054

     3,603,382
 Class C. . . . . . . . . . . . . . . . . . . . . . . .   2,104,311

       383,952
 Class D. . . . . . . . . . . . . . . . . . . . . . . .
(11,347,787)      8,385,535
NET ASSETS:
 Total increase . . . . . . . . . . . . . . . . . . . .
31,875,468     17,213,798
 Beginning of period. . . . . . . . . . . . . . . . . .
107,752,102     90,538,304
 End of period (including undistributed net investment
 income of $557,421 and $86,817 respectively) . . . . .
$139,627,570 $107,752,102

PAGE

Financial Highlights


                                       Class D

                                       Year Ended July 31,
                                          1997    1996     1995
1994    1993

Per Share Operating Data:

Net Asset Value, Beginning of Period. . $8.85   $ 8.75   $ 9.34  $
9.39  $ 8.50
Income from investment operations:
Net investment income . . . . . . . . .  0.175   0.035     0.21
0.03    0.11
Net realized and unrealized gain. . . .  2.82    0.39      0.88
1.00    1.51
Total income from investment operations  2.99    0.42      1.09
1.03    1.62
Dividends and distributions to shareholders:
Dividends from net investment income. .(0.12)6 (0.12)6   (0.12)
(0.05)  (0.08)
Distributions from net realized gain. .(0.39)  (0.20)    (1.56)
(1.03)  (0.65)
Total dividends and distributions
to shareholders . . . . . . . . . . . . (0.51) (0.32)    (1.68)
(1.08)  (0.73)
Net Asset Value, End of Period. . . . .$11.33  $ 8.85   $ 8.75  $
9.34   $ 9.39
Total Return at Net Asset Value1. . . .  35.1%    4.8%    15.2%
11.1%   20.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)$115,106$100,130$90,538
$68,209 $62,180

Ratios to average net assets:
Net investment income.. . . . . . . . .  1.71%   0.47%    1.91%
0.35%   0.59%
Expenses2 . . . . . . . . . . . . . . .  1.55%   1.63%    1.45%
1.34%   1.44%

Portfolio turnover rate3. . . . . . . . 106.2%  163.1%   173.0%
87.2%   48.8%
Average brokerage commission rate4     $0.0578 $0.0561        -
   -       -

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional
      shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.
3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the
period.               Securities with a maturity or expiration date
at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment
       securities (other than short-term securities) for the period ended July 31, 1997, aggregated $132,035,122 and $85,312,030, respectively.
4. Total brokerage commissions paid on applicable purchases and sales of investment securities for the period divided by the total number of related shares
purchased         and sold.
5. Net investment income per share is based upon relative daily net asset values.
6. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

See accompanying notes to financial statements.
Financial Highlights



                                             Class A      Class A
  Class B    Class B    Class C     Class C



Period Ended July 31,
                                          1997 19961   1997  19961
1997  19961

Per Share Operating Data:
Net Asset Value,
Beginning of Period . . . . . . . . . . .$8.84 $9.21  $8.80 $ 9.21$
8.81 $ 9.21

Income (loss) from investment operations:
Net investment income(loss) . . . . . . .0.147    -7  0.077(0.01)7
0.077     -7
Net realized and unrealized gain (loss) .2.83 (0.37)  2.79 (0.40)
2.79  (0.40)
Total income (loss) from investment operations2.97(0.37)2.86(0.41)
2.86  (0.40)

Dividends and distributions to shareholders:
Dividends from net investment income. .(0.12)8     -(0.09)8
-(0.09)8     -
Distributions from net realized gain. .(0.39)      -(0.39)
-(0.39)      -
Total dividends and distributions
to shareholders . . . . . . . . . . . .(0.51)      -(0.48)
-(0.48)      -

Net Asset Value, End of Period. . . . .$11.30 $ 8.84 $11.18 $
8.80$11.19 $ 8.81

Total Return at Net Asset Value2. . . . .34.6%(4.0)%  33.5% (4.5)%
33.6% (4.3)%

Ratios/Supplemental Data:
Net assets, end of period (in
thousands)$10,536$3,838$10,962$3,417$3,023   $367

Ratio to average net assets:
Net investment income (loss). . . . . . .1.28%0.13%6
0.49%(0.52)%60.55%(0.63)%6
Expenses3 . . . . . . . . . . . . . . . .1.76%2.06%6  2.46% 2.81%6
2.50%2.97%6

Portfolio turnover rate4. . . . . . . . 106.2%163.1% 106.2%
163.1%106.2% 163.1%
Average brokerage commission rate5  .
 .$0.0578$0.0561$0.0578$0.0561$0.0578$0.0561

1.   For the period from March 1, 1996 (inception of offering) to
July 31, 1996.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering) with all dividends and
distributions         reinvested in additional shares on the
reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales
      charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
3. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.
4. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the
period.              Securities with a maturity or expiration date
at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment
      securities (other than short-term securities) for the period ended July 31, 1997, aggregated $132,035,122 and $85,312,030, respectively.
5. Total brokerage commissions paid on applicable purchases and sales of investment securities for the period divided by the total number of related shares
purchased        and sold.
6.   Annualized.
7. Net investment income per share is based upon relative daily net asset values.
8. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

See accompanying notes to financial statements.
Notes to Financial Statements


1.Summary of Significant Accounting Policies
  American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B,
  Class C and Class D shares. Class D shares are available to shareholders in existence prior to 3/1/96. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

  Investment Valuation - Investment securities are valued at the closing asked price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices.

Short-term debt securities having a remaining maturity of
  60 days or less are valued at amortized cost, which approximates market value.

  Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

  Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

  Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date).
  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reportedon an identified cost basis which is the same basis used for federal income tax purposes.

  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.




PAGE

Notes to Financial Statements




2.Shares of Beneficial Interest - The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Year Ended July 31, 1997
    Year Ended July 31, 19961

                                     Shares  Amount
    SharesAmount

  Class A:
  Sold                        794,548  $7,631,271           437,138

$4,077,847
  Dividends and distributions reinvested33,407311,961
-           -
  Redeemed                   (329,452)(3,237,972)
(3,165)     (29,406)
  Net increase                498,503  4,705,260            433,973

 4,048,441

  Class B:
  Sold                        700,555  6,739,509
388,712  3,609,424
  Dividends and distributions reinvested 29,453 273,621
-          -
  Redeemed                   (137,934)(1,319,076)
(656)       (6,042)
  Net increase                592,074  5,694,054            388,056

 3,603,382

  Class C:
  Sold                        247,873  2,292,548             41,705

   383,955
  Dividends and distributions reinvested8,63280,191
-          -
  Redeemed                    (28,005)  (268,428)
-             (3)
  Net increase                228,500  2,104,311             41,705

  383,952

  Class D:
  Sold                         423,812  4,042,281
2,553,651 23,031,338
  Dividends and distributions reinvested541,4175,060,925
375,550  3,300,334
  Redeemed                  (2,117,535)   (20,450,993)
(1,956,583)(17,946,137)
  Net increase (decrease)   (1,152,306)$ (11,347,787)
972,618$ 8,385,535

  1. For the period from March 1, 1996 (inception of offering) to July 31, 1996 for Class A, Class B and Class C shares.

3.Unrealized Gains and Losses on Investments

  The identified tax cost basis of investments at July 31, 1997 was $105,324,757. Net unrealized appreciation on investments of $33,040,889, based on identified tax cost as of July 31, 1997, was comprised of gross appreciation of $33,246,961 and gross depreciation of $206,072.

4.Fund Expenses Paid Indirectly
  Fund expenses totaling $279,885 relating to certain operating expenses were paid by broker/dealers under terms of brokerage/service arrangements. Fees for transfer agent/data processing services and custodian services totaling
  $61,380 and $65,802, respectively, were offset by earnings on cash balances maintained by the Fund at the custodian
financial           institution. The Fund could have invested the
assets maintained at the institution in income-producing assets if it had notagreed to a reduction in fees. 5.Underwriting, Investment Advisory Contracts and Service Fees

  Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets of the Fund
Notes to Financial
Statements


  and 0.75% of such assets in excess of $30 million. The Fund pays its own operating expenses. The advisor has agreed to reimburse the Fund if total expenses exceed the most restrictive limitation prescribed by any state in which the shares of the
  Fund are sold.

  Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

  For the year ended July 31, 1997 commissions and sales charges paid by investors on the purchase of Fund shares totaled
  $472,212 of which $140,586 was retained by American Growth Fund Sponsors, Inc. ("Sponsors"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by Sponsors on sales of the Fund's Class B and C shares totaled $206,299. For the year ended July 31, 1997, Sponsors received contingent deferred sales charges of $11,306 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by
  Sponsors upon the sale of such shares.

  Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 1997 the Fund paid directors'
  fees and expenses of $8,400.

  For the year ended July 31, 1997, under an agreement with IRC, the Fund was charged $327,911 for the costs and expenses related to employees of IRC who provide administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $61,170 by an affiliated company of IRC for the rental of office space.

6.Federal Income Tax Matters

  On December 19, 1996, per share distributions were declared as follows: Class A: $0.12, Class B: $0.09, Class C: $0.09 and
  Class D: $0.12 from net investment income, respectively, and $0.39 for each share class from realized gains. The dividends were paid December 31, 1996. For the Fund's year ended July 31, 1997, all ordinary income dividends have been determined to qualify for the dividend received deduction for corporate shareholders.

  For federal income tax purposes, the Fund realized net capital gains of $10,854,048 during the year ended July 31, 1997.
PAGE

Independent Auditors' Report





To The Board of Directors and Shareholders of American Growth Fund, Inc.:

We have audited the accompanying statements of investments and assets and liabilities of American Growth Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31,1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.





KPMG Peat Marwick LLP
Denver, Colorado
August 29, 1997

                           AMERICAN GROWTH FUND, INC.

                           PART C - OTHER INFORMATION

Item 24.    Financial Statements and Exhibits:

(a)  Financial Statements

 Included in Prospectus:
         Financial Highlights
Included in Statement of Additional Information:
Report of Independent Accountants
Statement of assets and liabilities - July 31, 1997
Statement of operations - year ended July 31, 1997
                              Statement of changes in net assets -
years ended July 31, 1997 and 1996
                              Notes to financial statements
                              Portfolio of investments
                              (Schedule I - Investments in
securities of unaffiliated issuers) - July 31, 1997

(b)              Exhibits

                       1.(a) Articles of Amendment and Restatement
(6)
(b) Articles Supplementary (6)

                       2.Registrant's By-laws, as amended. (2)
                       3.Not applicable
                       4.Instruments defining rights of
shareholders:
                              See Article 4, 6 & 8 of Incorporation
and Article 1, 4 & 7 of the Bylaws. (6)
                       5.     Investment advisory contract between
Investment Research       corporation and
                              registrant. (6)
                            a.Distribution Agreement for Class A
Shares (6)
                            b.Distribution Agreement for Class B
Shares (6)
                            c.Distribution Agreement for Class C
Shares (6)
                            d.Distribution Agreement for Class D
Shares (6)
                            e.     Selling group agreement between
American Growth fund Sponsors, Inc. And
                                   dealers as amended. (6)
                       6.Not applicable
                       7.     Custodian agreement between state
Street Bank and Trust Company and registrant. (1)
                       8.     Transfer agent agreement between
State Street Bank & Trust Company  and
                              Registrant. (1)
                         9.   Not applicable
      10.  Not applicable
                      11.Consent of KPMG Peat Marwick LLP.
      12.  Not applicable
      13.  Not applicable
                      14.   a.Registrant's Self-Employed Retirement
Plan. (2)
                            b.     Registrant's Simplified Employee
Pension Plan Application and
                                   Agreement.(1)
                              c.   Registrant's Salary Reduction
Simplified Employee Pension Plan Application
                                   and Agreement. (4)
                            d.Registrant's Individual Retirement
Account Plan and Agreement.(6)
                            e.Registrant's 403(b) Retirement Plan
and Custody Agreement. (3)
                            f.Registrant's Prototype Paired Defined
Contribution Plans. (4)
                            g.Registrant's Prototype Profit
Sharing/401(k) Plan.(4)
                      15.   a.Distribution Plan for Class A Shares
(6)
                            b.Distribution Plan for Class B Shares
(6)
                            c.Distribution Plan for Class C Shares
(6)
                      16.Schedule for computation of each
performance quotation.
                      17.     Financial Data Schedules filed as
Exhibit 27 for electronic       purposes.
                      18.Rule 18f-3 Plan.

(1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form NA (File No. 2-14543) of Registrant filed on December 1, 1988.

(2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the
Securities Act of 1933 on Form N-1A (File No. 2-14543) of
Registrant filed on December 1, 1987.

(3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the
Securities Act of 1933 on Form N-1A (File No. 2-14543) of
Registrant filed on October 1, 1985.

(4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the
Securities Act of 1933 on Form N-1A (File No. 2-14543) of
Registrant filed on December 1, 1990.

(5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the
Securities Act of 1933 on Form N-1A (File No. 2-14543) of
Registrant filed on December 1, 1992.

                           (6)Incorporated by reference to
identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the
Securities Act of 1933 on Form N-1A (File No.2-14543) of Registrant filed on September 30, 1996.

Item 25.Person Controlled by or Under Common Control

None

Item 26.Number of Holders of Securities. The following table set forth the approximate number of record holders of the one cent par value
common stock of the Registrant as of September 30, 1997.
                 (1)                           (2)
            Title of Class                Number of Record Holders
  One Cent Par Value Common Stock              7,220

Item 27. Indemnification.Reference is made to Article IX of the registrant's By-Laws (Exhibit 2 to this registration Statement) and
Article 7 of the registrant's
Articles of Incorporation
(Exhibit 1 to this Registration Statement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the
Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding)
is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the
Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the
final adjudication of such issue.    The Registrant hereby
undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(I) of such Act expressed in that Release remain in effect.

Item 28. Business and Other Connections of Investment Adviser. The following table set forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 1997.

Name & Position With
Principal Business
Investment Adviser

Robert Brody
President, Treasurer and
Director

Timothy E. Taggart
Executive Vice President, Director

D. Leann Baird,
Secretary, Director

Mr. Brody is also President and a director of American Growth Fund, Inc., the Registrant; Treasurer and a director of American Growth Fund Sponsors, Inc., the Registrant's underwriter; and President, Treasurer and a director of American Growth Financial Services, Inc.,
110 16th Street, Denver, Colorado Mr. Taggart is also Vice President, secretary and a director of American Growth Fund Sponsors, Inc., the Registrant's underwriter, 110 16th Street, Denver, Colorado; and Vice President and Director of American Growth Financial Services,
Inc., 110 16th Street, Denver, Colorado.

Mrs. Baird is also secretary of American Growth Fund, Inc., the
Registrant; and secretary of American Growth Financial Services,
Inc.,
110 16th Street, Denver, Colorado.

Item 29.Principal Underwriters.

                           (a)None.

                       (b)
(1)  Name and Principal  (2)  Position & Offices   (3)  Position &
Offices
     Business AddressWith Underwriter  With Registrant

             Robert BrodyPresident, TreasurerPresident, Director
110 16th Street               Director
               Suite 1400
         Denver, CO 80202

       Timothy E. TaggartExecutive Vice PresidentTreasurer
          110 16th StreetSecretary, Director
               Suite 1400
         Denver, CO 80202

                     None

Item 30. Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 110 16th Street, Suite
1400, Denver, Colorado 80202, and at the offices of its custodian and transfer agent, State Street Bank & Trust Company, 2 Heritage Drive, N. Quincy, MA 02171, and are under the general custody and control of its Secretary D. Leann Baird.

Item 31. Management Services.

  None

Item 32.    Undertakings.

  None

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, and its seal to be hereunto affixed and attested all in the City of Denver, State of Colorado on the 30th day of September, 1997.

                     American Growth Fund, Inc.
By:  /s/  Robert Brody
------------------------------
Robert Brody, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities indicated and as of the date stated.

(a)    Principal Executive Officer:            Title
Date

/s/    Robert Brody                            President
----------------------------------             and Director
Robert Brody

(b)    Principal Financial and Accounting Officer:

/s/    Timothy E. Taggart                      Treasurer
----------------------------------
Timothy E. Taggart

(c)    Majority of the Directors:

/s/    Michael J. Baum, Jr.
----------------------------------
Michael J. Baum, Jr.

/s/    Eddie R. Bush
----------------------------------
Eddie R. Bush

/s/    Don S. Strauss
----------------------------------
Don S. Strauss

/s/    Harold Rosen
----------------------------------
Harold Rosen

                     EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

EX-99.11(a)Consent of KPMG Peat Marwick LLP

                          INDEPENDENT AUDITORS CONSENT


The Board of Directors
American Growth Fund, Inc.:

We consent to the use of our report dated August 29, 1997 and to the references of our firm under the headings Financial
Highlights
and Custodian and Independent Accountants included in the Registration Statement.


/s/ KPMG Peat Marwick LLP
KPMG Peat Marwick
Denver, Colorado
October 31, 1997

                  Moye, Giles, O'Keefe, Vermeire & Gorrell LLP
                                   29th Floor
                             1225 Seventeenth Street
                           Denver, Colorado 80202-5529




October 30, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                      Re:American Growth Fund, Inc.
Investment Company Act File No. 811-825
Securities Act File No. 2-14543
                    Form N-1A:1933 Act Post-Effective Amendment No.
52
     1940 Act Post-effective Amendment No. 22

Ladies and Gentlemen:

This firm serves as counsel to American Growth Fund, Inc., a registered, open-end diversified investment company (the Fund).

In furtherance of that representation, this firm has reviewed disclosure changes made in the Funds post-effective amendment number 52 to its Registration Statement under the Securities Act of 1933, which is being filed with the Commission pursuant to the provisions of Rule
485(b) of the General Rules and Regulations under the Securities Act of 1933, as amended.

In compliance with the provisions of Rule 485(e), we herewith provide the Commission with this written representation that this post-effective amendment number 52 of American Growth Fund, Inc. does not contain disclosures which would render the amendment ineligible to become effective pursuant to paragraph (b) of the Rule.

The Registration Statement includes new disclosure in the Funds prospectus and statement of additional information with respect to brokerage commissions paid by the Fund to an affiliated person of the Fund. We consider this disclosure to constitute a non-material amendment to the Funds Registration Statement for the following reasons:

                       a.The Fund has previously disclosed in its prospectus and in its statement of additional information that it may use affiliated brokers to execute
Fund transactions so long as the Fund obtains, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions;

                       b.The total brokerage commissions paid by the Fund to its affiliated broker in its fiscal year ended July 31, 1997 were $234,855, of total brokerage commissions paid by the Fund of $306,385 (76.7%); the aggregate dollar amount of transactions effected through the affiliated broker involving the payment of commissions represented 95.5% of the aggregate dollar amount of all transactions involving the payment of commissions during 1997;

                       c.Aggregate brokerage commissions paid by the Fund in fiscal years 1996 and 1995 were significantly higher than those paid in 1997 ($462,481 and $409,481, respectively); and

                       d.The average brokerage commission rate per share paid by the Fund in fiscal year 1997 was $0.0578, compared with an average brokerage commission rate per share paid by the Fund in its 1996 fiscal year of $0.0561, a difference of $0.0017. The additional brokerage cost to the Fund which resulted from the increase in the average brokerage commission rate per share in 1997 aggregated less than $10,000, and was not attributable to use of an affiliated broker (see b. above).

Very truly yours,

MOYE, GILES, O'KEEFE, VERMEIRE & GORRELL LLP

By: Edward F. O'Keefe, P.C.

/s/Edward F. O'Keefe, President
Edward F. O'Keefe, President

EFO/ljc

cc: American Growth Fund, Inc.
F:\A\AMGROWTH\LETTERS\485B.LTR